---------------------------
                          The latest report from your
                             Fund's management team
                          ---------------------------


                                 ANNUAL REPORT
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]



                                Bank and Thrift
                                  Opportunity
                                      Fund


                                OCTOBER 31, 1999



                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                       ----------------------------------
                                    TRUSTEES
                                Stephen L. Brown
                                James F. Carlin
                             William H. Cunningham*
                                Ronald R. Dion*
                                Maureen R. Ford
                              Harold R. Hiser, Jr.
                                Anne C. Hodsdon
                               Charles L. Ladner
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                                Stephen L. Brown
                                    Chairman
                                Maureen R. Ford
                   Vice Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 Osbert M. Hood
                          Executive Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                         CUSTODIAN, TRANSFER AGENT AND
                               DIVIDEND DISBURSER
                           State Street Bank and Trust
                          Company 225 Franklin Street
                          Boston, Massachusetts 02110

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                              200 Berkeley Street
                          Boston, Massachusetts 02116

                   Listed New York Stock Exchange Symbol: BTO
                           For Shareholder Assistance
                                Refer to Page 19
                  --------------------------------------------

==================================CEO CORNER====================================

As the decade ends and a new millennium dawns, John Hancock Funds (JHF) welcomes a new leader. Effective December 31, 1999, Maureen R. Ford becomes vice chairman and chief executive officer, succeeding Edward J. Boudreau, Jr., who retires after 32 years at John Hancock, the last 11 at the helm of JHF.

I am delighted that one of my first official duties at John Hancock Funds is to welcome you to the New Millennium! I wish you all the best for a century filled with momentous occasions.

Every New Year, of course, provides us with a built-in opportunity to make new resolutions, or re-commit to old ones. It seems fitting, therefore, that this special New Year 2000 coincides with a very important, although certainly less exotic, event.

Starting last October, personalized Social Security statements are being sent to 125 million workers over age 25, showing estimates of the retirement, disability and survivor benefits that they and their families are eligible to receive now and in the future.

The statements, to be sent out annually, will provide people with a glimpse of what they can expect from the government when they retire. This should be comforting to those who feared that Social Security wouldn't be there for them at all. But many people also already know that government benefits will only fulfill a small piece of their retirement needs.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to fourth paragraph.]
--------------------------------------------------------------------------------

When you receive your statement, expected to be within three months of your next birthday, we urge you to read it carefully for accuracy. Keep in mind that the estimated benefits are precisely that, and that rules and regulations may change by the time you retire. Also remember that they are not inflation adjusted, so it would be unrealistic to expect them to have the same purchasing power in the future as they would today.

We also encourage you to use this mailing as a reason to contact your investment professional, or to select one if you are not working with somebody. He or she can help you focus on establishing and maintaining a sound plan to achieve a comfortable retirement.

The stakes are too high to leave your retirement lifestyle to chance. Congress' awareness-raising effort is commendable. The next step is yours. Mark the beginning of the New Millennium by taking it.

Sincerely,

/s/Maureen R. Ford
------------------
MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

        By James K. Schmidt, CFA, Portfolio Management Team Leader, and
             Thomas Finucane and Thomas Goggins, Portfolio Managers

                             John Hancock Bank and
                            Thrift Opportunity Fund

           Bank stocks lag the market amid inflation fears; imminent
           ---------------------------------------------------------
                    reform legislation sparks late-year rally
                    -----------------------------------------

During most of the last 12 months, bank stocks came under duress and lagged the overall market in a volatile period. They fell prey to rising interest rates, inflation fears and Year 2000 ("Y2K") concerns. Investors also fled the group in pursuit of the top-performing technology sector. However, the year ended on a high note in the last two weeks of October, when investor sentiment turned sharply positive on news that passage of long-awaited financial reform legislation appeared imminent.

         As the fiscal year began last November, banks, particularly the large money-center banks, were rallying from last year's fears of a global recession that never materialized. But as the U.S. economy continued to remain stronger than expected, the Federal Reserve reversed itself and raised interest rates twice in the summer to prevent an inflation outbreak. The moves hit bank stocks especially hard, as investors feared rising rates would curtail bank profits. That was coupled with several headline-grabbing earnings disappointments at Bank One and First Union, even though the group's earnings growth and fundamentals remained mostly strong.

         Then, in the last two weeks of the year, bank and other financial stocks roared back to life on the anticipation that the removal of Depression-era barriers that had prevented banks from

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Bank and Thrift Opportunity Fund. Caption below reads "Fund management team members. Standing (l-r): Jay McKelvey, Tom Goggins and Tom Finucane. Seated (l-r): Lisa Welch, Jim Schmidt and Patricia Ouimet."]
--------------------------------------------------------------------------------

"...passage of long-awaited financial reform legislation appeared imminent."

================================================================================

             John Hancock Funds - Bank and Thrift Opportunity Fund


"...our banks have shown excellent loan growth and low credit losses."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Stocks." The first listing is SunTrust Banks, Inc. 4.2%, the second is U.S. Bancorp 4.1%, the third Firstar 4.1%, the fourth Bank America 3.4% and the fifth PNC Bank 3.4%. A note below the table reads "As a percentage of net assets on October 31, 1999."]
--------------------------------------------------------------------------------

getting involved in other financial service businesses would spark a new round of cross-sector consolidation. In the last two weeks of October, for example, the Keefe, Bruyette & Woods Bank Index, which tracks the performance of large banks, rose by 26% an astounding jump. Bank stocks were also lifted by more calming news on the inflation front.

Fund performance modest this period

While John Hancock Bank and Thrift Opportunity Fund participated in the late-year rally, our overall returns this fiscal year were more modest than those of our financial services fund peers. For the most part, it was because we don't own non-bank financial stocks, such as investment brokerage firms, and we remain deliberately underweighted in the large money-center banks that have been the best performers this year. Indeed, our focus on small-sized regional banks and thrifts held us back, since these companies were decidedly out of favor.

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...And What's Behind The Numbers". The first listing is Pacific Capital Bancorp followed by an up arrow with the phrase "Quality California regional soars." The second listing is Summit Bancorp followed by a down arrow with the phrase "New Jersey bank wallows; will it be forced to sell out?" The third listing is Superior Financial followed by a sideways arrow with the phrase "Market overlooking Arkansas dynamo." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

         For the year ended October 31, 1999, John Hancock Bank and Thrift Opportunity Fund posted a total return of 4.95% at net asset value. That compared to the 14.39% return of the average open-end financial services fund, according to Lipper, Inc.

Sector investing for the long term

Although we have been disappointed with the performance of our bank stocks over the last year, this late-year market shift reinforces the concept of sector investing as a long-term proposition. While sector-specific funds are subject to different, and sometimes greater, volatility than the market as a whole, they can also provide long-term investors with greater outperformance. We've been through periods like this past 18 months before, and, eventually, our stocks have returned to be among the market leaders as investor psychology changed.

Fundamentals still strong

We remain encouraged by the generally positive fundamentals we are witnessing in our companies. The global financial crisis that was feared last fall never materialized and economic growth has been better than we had anticipated. As a result, our banks have shown excellent loan growth and low credit losses.

         Bank earnings are up 12% for the first nine months of 1999, even with the rising interest-rate environment. This is further proof that, unfortunately, the stock market, which still punishes bank stocks when rates rise, seems to think bank earnings are far more sensitive to interest-rate changes than they really are. In fact, most banks have developed the capacity to re-price both sides of their balance sheets with equal rapidity as rates change, which helps keep their margins and profitability on track.

================================================================================

             John Hancock Funds - Bank and Thrift Opportunity Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance".
Under the heading is a note that reads "For the year ended October 31, 1999." The chart is scaled in increments of 3% with 0% at the bottom and 15% at the top. The first bar represents the 4.95% total return for John Hancock Bank and Thrift Opportunity Fund. The second bar represents the 14.39% total return for Average open-end financial services fund. A note below the chart reads "The total return for John Hancock Bank and Thrift Opportunity Fund is at net asset value with all distributions reinvested. The average open-end financial services fund is tracked by Lipper, Inc.]
--------------------------------------------------------------------------------

Consolidation process continues

After a lull late last year and early in 1999, consolidation resumed in the banking industry during the spring, albeit at a lower level than the extraordinary number we saw in 1998. Although Y2K issues were a distraction, they diminished as the year progressed, since merging banks would not consolidate their systems until next year.

         This year, 11 of the Fund's banks were involved in mergers, the most important including Mercantile, which was bought by Firstar, and First American Bank, which was bought by AmSouth Bancorp. These acquisitions were sparked by an unusual pricing environment that was favorable to acquiring banks. Their stock prices remained strong in the spring and summer, while the smaller banks they bought had their stocks fall to very attractive levels, making them appealing takeover candidates. As we have discussed in prior reports, even though it may wax and wane with changes in the market environment, the process of industry consolidation is destined to continue to address the over-capacity in the U.S. banking system.

Strategy stays constant

Throughout the year, we continued our practice of taking profits and trimming our stakes in the superregional banks that were the best performers, including Wells Fargo and Bank of America. We also stuck to our consistent investment approach of buying stocks when they were underpriced compared to the companies' fundamentals, on the assumption that inevitably their stock prices would catch up. This classic value-investing style has proven itself over time. With their stock prices compellingly attractive, we added to our positions in high-quality banks such as FirstMerit, CCBT Financial Cos. (formerly Cape Cod Bank) and National Commerce Bancorp at bargain prices.

Reform legislation: catalyst for rebound?

At the end of this turbulent year for bank stocks, our optimistic outlook has been fortified by several catalysts that appear poised to spark a further rally. Perhaps the most important was the imminent passage at the end of this reporting period of historic financial services reform legislation. This bill amends the Glass-Steagall and Bank Holding Company Acts to permit banks, insurance companies and securities brokers to affiliate in the same holding company. With its passage, we expect a period of consolidation to result featuring just such cross-industry combinations. Specifically, we think there will be further cases of banks buying brokers, and, more importantly, for the first time we should see banks interested in acquiring insurance companies. This consolidation should produce more efficient and profitable financial services providers. It will also benefit shareholders through takeover premiums and a greater industry focus on operating with maximum efficiency to generate shareholder value.

"...consolidation resumed in the banking industry during the spring..."

================================================================================

             John Hancock Funds - Bank and Thrift Opportunity Fund


"...bank-stock valuations are very compelling, even after their late-year surge."

Interest rates, inexpensive stock prices

Another important catalyst is interest rates. The market has been edgy waiting to see whether the monthly economic data would prompt the Federal Reserve Board to continue raising interest rates in a move to pre-empt inflation. Recent statistics have reassured investors that inflation remains in check, and once it is clear that the Fed is done tinkering with rates, the market should calm down.

         Finally, bank-stock valuations are very compelling, even after their late-year surge. After an 18-month battering, most companies' valuations are much lower than the average stock in the S&P 500 Index. And if banks and financial companies continue to post strong earnings growth, investors will increasingly recognize the attractive opportunities the sector currently offers
- if they haven't already begun to do so. Indeed, the earnings of most banks are on track to outperform the market. These statistics, coupled with the advent of landmark industry deregulation, provide two solid arguments for a sustained financial-stock rebound, and the biggest sources of encouragement to long-term investors in the sector.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to different, and sometimes greater, risks than the market as a whole.

============================FINANCIAL STATEMENTS================================

             John Hancock Funds - Bank and Thrift Opportunity Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1999. You'll also find the net asset value for each common share as of that date.

Statement of Assets and Liabilities
October 31, 1999
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Common stocks and warrants
   (cost - $382,247,201)......................................    $883,006,922
  Preferred stocks (cost - $8,695,000) .......................       8,865,720
  Bonds (cost - $9,020,000) ..................................       8,870,150
  Short-term investments (cost - $68,991,841) ................      68,991,841
                                                               ---------------
                                                                   969,734,633
 Cash ........................................................             366
 Receivable for investments sold .............................       1,691,104
 Interest receivable .........................................         190,427
 Dividends receivable ........................................       1,572,425
 Other assets ................................................         116,124
                                                               ---------------
                          Total Assets .......................     973,305,079
                          ----------------------------------------------------
Liabilities:
 Payable for securities purchased ............................       3,273,798
 Payable upon return of securities on loan - Note A ..........      13,759,973
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ....................................         103,745
 Accounts payable and accrued expenses .......................       1,321,533
                                                               ---------------
                          Total Liabilities ..................      18,459,049
                          ----------------------------------------------------
Net Assets:
 Capital paid-in .............................................     396,962,340
 Accumulated net realized gain on investments ................      46,613,411
 Net unrealized appreciation of investments ..................     500,780,591
 Undistributed net investment income .........................      10,489,688
                                                               ---------------
                           Net Assets ........................    $954,846,030
                           ===================================================
Net Asset Value Per Share:
(Based on 84,400,000 shares of beneficial interest
 outstanding - unlimited number of shares authorized
 with no par value) ..........................................          $11.31
 =============================================================================


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

Statement of Operations
Year ended October 31, 1999
--------------------------------------------------------------------------------

Investment Income:
 Dividends (including $557,027 received from
  affiliated issuers and net of foreign withholding
  taxes of $22,309) ..........................................     $23,118,457
 Interest ....................................................       3,633,974
                                                               ---------------
                                                                    26,752,431
                                                               ---------------
 Expenses:
  Investment management fee - Note B .........................      11,112,057
  Administration fee - Note B ................................       2,415,665
  Printing ...................................................         274,920
  Custodian fee ..............................................         153,027
  New York Stock Exchange fee ................................         149,836
  Trustees' fees .............................................          64,226
  Auditing fee ...............................................          38,760
  Transfer agent fee .........................................          32,141
  Miscellaneous ..............................................          27,451
  Legal fees .................................................          22,672
                                                               ---------------
                           Total Expenses ....................      14,290,755
                           ---------------------------------------------------
                           Net Investment Income .............      12,461,676
                           ---------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments sold
  (including $276,242 on sales of investments
   in affiliated issuers) ....................................      46,611,110
 Change in net unrealized appreciation/depreciation
   of investments (including $706,794 in net
   unrealized depreciation of investments in
   affiliated issuers) .......................................     (17,505,982)
                                                               ---------------
                           Net Realized and Unrealized
                           Gain on Investments ...............      29,105,128
                           ---------------------------------------------------
                           Net Increase in Net Assets
                           Resulting from Operations .........     $41,566,804
                           ===================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================FINANCIAL STATEMENTS================================

             John Hancock Funds - Bank and Thrift Opportunity Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                               YEAR ENDED OCTOBER 31,
                                                                                  ---------------------------------------------
                                                                                         1998                      1999
                                                                                  -------------------       -------------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income ..........................................................      $11,979,930               $12,461,676
 Net realized gain on investments sold ..........................................      103,277,328                46,611,110
 Change in net unrealized appreciation/depreciation of investments ..............      (44,205,083)              (17,505,982)
                                                                                  ----------------          ----------------
  Net Increase in Net Assets Resulting from Operations ..........................       71,052,175                41,566,804
                                                                                  ----------------          ----------------
Distributions to Shareholders:
 Dividends from net investment income ($0.1400 and
   $0.1425 per share, respectively) .............................................      (12,375,469)              (12,581,633)
 Distributions from net realized gain on investments sold ($1.5955 and
  $0.1691 per share, respectively) ..............................................     (140,995,972)              (14,929,632)
                                                                                  ----------------         -----------------
  Total Distributions to Shareholders ...........................................     (153,371,441)              (27,511,265)
                                                                                  ----------------         -----------------
From Fund Share Transactions - Net: * ...........................................         (435,140)              (37,853,304)
                                                                                  ----------------         -----------------
Net Assets:
 Beginning of period ............................................................    1,061,398,201               978,643,795
                                                                                  ----------------         -----------------
 End of period (including undistributed net investment income
  of $10,608,356  and $10,489,688, respectively) ................................     $978,643,795              $954,846,030
                                                                                  ================         =================

* Analysis of Fund Transactions:

                                                                              YEAR ENDED OCTOBER 31,
                                                   ----------------------------------------------------------------------------
                                                                  1998                                     1999
                                                   -----------------------------------      -----------------------------------
                                                      SHARES               AMOUNT              SHARES                AMOUNT
                                                   -------------      ----------------      -------------       ---------------

 Shares outstanding, beginning of period .........   88,400,000         $435,267,021          88,359,000        $434,820,311
 Less shares repurchased .........................      (41,000)            (435,140)         (3,959,000)        (37,853,304)
 Reclassification of capital accounts - Note F ...       -                   (11,570)             -                   (4,667)
                                                  -------------       --------------        ------------      --------------
 Shares outstanding, end of period ...............   88,359,000         $434,820,311          84,400,000        $396,962,340
                                                  =============       ==============        ============      ==============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       8

============================FINANCIAL STATEMENTS================================

             John Hancock Funds - Bank and Thrift Opportunity Fund


Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED OCTOBER 31,
                                                               --------------------------------------------------------------
                                                                 1995         1996          1997          1998         1999
                                                               --------     --------      --------      --------     --------
Per Share Operating Performance(1)
 Net Asset Value, Beginning of Period ........................    $4.95        $6.62        $7.83        $12.01       $11.08
                                                               --------     --------     --------      --------     --------
 Net Investment Income(2) ....................................     0.13         0.14         0.14          0.14         0.14
 Net Realized and Unrealized Gain on Investments .............     1.60         1.64         4.08          0.67         0.40
                                                               --------     --------     --------      --------     --------
  Total from Investment Operations ...........................     1.73         1.78         4.22          0.81         0.54
                                                               --------     --------     --------      --------     --------

 Less Distributions:
 Dividends from Net Investment Income ........................    (0.06)       (0.23)       (0.03)        (0.14)       (0.14)
 Distributions from Net Realized Gain on Investments Sold ....       -         (0.38)       (0.03)        (1.60)       (0.17)
                                                               --------     --------     --------      --------     --------
  Total Distributions ........................................    (0.06)       (0.61)       (0.06)        (1.74)       (0.31)
                                                               --------     --------     --------      --------     --------
 Increase due to Purchase of Bank and Thrift Opportunity
  Fund Stock at less than Net Asset Value ....................       -          0.04         0.02            -           -
                                                               --------     --------     --------      --------     --------
 Net Asset Value, End of Period ..............................    $6.62        $7.83       $12.01        $11.08       $11.31
                                                               ========     ========     ========      ========     ========
 Per Share Market Value, End of Period .......................    $5.69        $6.75       $10.64        $11.69        $9.50
                                                               ========     ========     ========      ========     ========
 Total Investment Return at Market Value .....................   27.91%       29.78%       58.95%        25.35%      (16.44%)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) .................... $608,724     $701,675   $1,061,398      $978,644     $954,846
 Ratio of Expenses to Average Net Assets .....................    1.49%        1.50%        1.45%         1.47%        1.48%
 Ratio of Net Investment Income to Average Net Assets ........    2.22%        1.96%        1.42%         1.07%        1.29%
 Portfolio Turnover Rate .....................................       8%          13%           9%            6%           5%

(1) All per share amounts and net asset values have been restated to reflect the four-for-one stock split effective December 2, 1997.

(2) Based on the average of the shares outstanding at the end of each month.



The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: the net investment income, gains (losses), distributions and total investment return of the Fund. It shows the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================FINANCIAL STATEMENTS================================

             John Hancock Funds - Bank and Thrift Opportunity Fund


The Schedule of Investments is a complete list of all securities owned by the Bank and Thrift Opportunity Fund on October 31, 1999. It's divided into four main categories: common stocks and warrants, preferred stocks, bonds and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                   MARKET
ISSUER, DESCRIPTION, STATE               NUMBER OF SHARES          VALUE
--------------------------               ----------------          -----

COMMON STOCKS AND WARRANTS
Banks - Foreign (1.18%)
 Popular, Inc. (Puerto Rico)............       378,000           $11,316,375
                                                                 -----------

Superregional Banks (27.26%)
 Bank of America Corp. (NC) ............       512,510            32,992,831
 Bank One Corp. (OH) ...................       420,380            15,790,524
 First Union Corp. (NC) ................       565,125            24,123,773
 Fleet Boston Corp. (MA) ...............       439,412            19,169,348
 National City Corp. (OH) ..............     1,081,724            31,910,858
 PNC Bank Corp. (PA) ...................       544,000            32,436,000
 SunTrust Banks, Inc. (GA) .............       554,272            40,565,782
 U.S. Bancorp. (MN) ....................     1,058,484            39,230,063
 Wells Fargo Co. (CA) ..................       503,027            24,082,418
                                                                  ----------
                                                                 260,301,597
                                                                 -----------

Regional Banks (53.07%)
 ABC Bancorp. (GA) .....................        59,500               773,500
 Alabama National Bancorp. (AL) ........       125,000             2,968,750
 American Bancorp. (WV) ................        34,000               561,000
 American Bancshares, Inc.* (FL) .......        61,500               853,312
 AmSouth Bancorp. (AL) .................     1,220,879            31,437,634
 Associated Banc-Corp. (WI) ............        87,795             3,377,364
 BancFirst Corp. (OK) ..................        65,141             2,100,797
 BancFirst Ohio Corp. (OH) .............        43,000               951,375
 BancorpSouth, Inc. (MS) ...............       120,250             2,089,344
 BancWest Corp. (HI) ...................       106,800             4,465,575
 Bank of Rhode Island (RI) .............        20,500               217,813
 Bank of the Ozarks, Inc. (AR) .........        80,750             1,625,094
 Banknorth Group, Inc. (VT) ............       157,620             5,324,601
 BB&T Corp. (NC) .......................       817,025            29,719,284
 Beverly National Corp. (MA) ...........        50,000               725,000
 BT Financial Corp. (PA) ...............        38,400               849,600
 BYL Bancorp. (CA) .....................        81,000               951,750

                                                                     MARKET
ISSUER, DESCRIPTION, STATE               NUMBER OF SHARES            VALUE
--------------------------               ----------------            -----

Regional Banks (continued)
 Carolina First Corp. (SC) .............        26,983              $558,211
 Cascade Bancorp. (OR) .................         2,500                34,688
 CCB Financial Corp. (NC) ..............       226,150            10,402,900
 CCBT Financial Cos., Inc. (MA) ........       175,200             2,978,400
 Centura Banks, Inc. (NC) ..............        90,750             4,781,391
 Chittenden Corp. (VT) .................       168,657             5,207,285
 City National Corp. (CA) ..............       104,477             4,048,484
 CNB Bancshares, Inc. (IN) .............        44,461             2,884,407
 Colonial BancGroup, Inc. (AL) .........     1,477,500            17,637,656
 Columbia Bancorp. (MD) ................       110,000             1,361,250
 Columbia Bancorp. (OR) ................        75,500               556,813
 Comerica, Inc. (MI) ...................       360,000            21,397,500
 Commercial Bankshares, Inc. (FL) ......        43,115               953,919
 Commonwealth Bankshares, Inc. (VA) ....        51,784               440,164
 Community Banks, Inc. (PA) ............        54,573             1,166,498
 Community Bankshares, Inc. (VA) .......        38,662               802,236
 Compass Bancshares, Inc. (AL) .........       786,357            20,985,902
 Cowlitz Bancorp. (WA) .................        61,500               353,625
 Desert Community Bank (CA) ............        57,500             1,380,000
 DNB Financial Corp. (PA) ..............        55,901             1,369,574
 East-West Bancorp, Inc. (CA) (r) ......     1,040,000            12,870,000
 Eldorado Bancshares, Inc.* (CA) .......        70,500               740,250
 Empire Banc Corp. (MI) ................        34,689             1,049,342
 F & M National Corp. (VA) .............        32,437               973,110
 Fifth Third Bancorp. (OH) .............        58,500             4,318,031
 Financial Institutions, Inc. (NY) .....        67,500               945,000
 First Charter Corp. (NC) ..............        46,500               883,500
 First Financial Corp. (RI) ............       109,000             1,396,562
 First Security Corp. (UT) .............       592,716            15,188,347
 First State Bancorp. (NM) .............        78,625             1,710,094
 First Tennessee National Corp. (TN) ...       241,900             8,224,600
 Firstar Corp. (WI) ....................     1,332,181            39,132,817
 FirstMerit Corp. (OH) .................        99,000             2,617,312
 F.N.B. Corp. (PA) .....................        49,499             1,268,412
 FNB Bankshares (ME) ...................        20,780               644,180
 FNB Financial Service Corp. (NC) ......        79,250               990,625
 FVNB Corp. (TX) .......................        57,500             2,070,000
 Harleysville National Corp. (PA) ......        48,825             1,629,534
 Imperial Bancorp.* (CA) ...............       203,133             5,040,238
 Independent Bankshares, Inc. (TX) .....        48,000               678,000
 Keystone Financial, Inc. (PA) .........       129,750             3,251,859
 M & T Bank Corp. (NY) .................        10,616             5,260,228

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================FINANCIAL STATEMENTS================================

             John Hancock Funds - Bank and Thrift Opportunity Fund


                                                                     MARKET
ISSUER, DESCRIPTION, STATE               NUMBER OF SHARES            VALUE
--------------------------               ----------------            -----

Regional Banks (continued)
 Mahaska Investment Co. (IA) ...........       224,171            $3,026,308
 Main Street Bancorp., Inc. (PA) .......        66,807               780,807
 Marathon Financial Corp. (VA) .........        16,000               104,000
 MetroBanCorp. (IN) ....................        55,095               440,760
 Midwest Banc Holdings, Inc. (IL) ......        40,000               625,000
 Mississippi Valley Bancshares, Inc. (MO)      100,900             3,209,881
 National Commerce Bancorp. (TN) .......       281,500             7,037,500
 New England Community Bancorp.
  (Class A) (CT) .......................       193,500             5,780,812
 North Fork Bancorp., Inc. (NY) ........       349,650             7,233,384
 Northrim Bank (AK) ....................        63,800               669,900
 Oak Hill Financial, Inc. (OH) .........        50,000               825,000
 Old Kent Financial Corp. (MI) .........       360,315            14,682,836
 One Valley Bancorp., Inc. (WV) ........       132,090             4,821,285
 Pacific Capital Bancorp. (CA) .........       100,625             3,333,203
 Pacific Century Financial Corp. (HI) ..       587,500            13,402,344
 Patriot Bank Corp. (PA) ...............        40,500               369,563
 Provident Bankshares Corp. (MD) .......       328,835             7,080,229
 Regions Financial Corp. (AL) ..........       155,912             4,687,104
 Riggs National Corp. (DC) .............        44,500               673,063
 Salem Bank & Trust (VA) ...............        61,289             1,072,557
 Shore Financial Corp. (VA) ............        23,250               197,625
 Six Rivers National Bank* (CA) ........        26,000               331,500
 Sky Financial Group, Inc. (OH) ........       222,074             5,329,776
 SouthTrust Corp. (AL) .................       697,425            27,897,000
 Southwest Bancorp. of Texas, Inc.* (TX)       209,230             3,635,371
 Summit Bancorp. (NJ) ..................       918,305            31,796,311
 Summit Bancshares, Inc. (TX) ..........       234,650             4,399,687
 Sun Bancorp., Inc.* (NJ) ..............       168,142             1,733,964
 TCF Financial Corp. (MN) ..............        52,008             1,534,236
 Tehama Bancorp. (CA) ..................        57,552               618,684
 Texas Regional Bancshares, Inc.
  (Class A) (TX) .......................        49,100             1,371,731
 TriCo Bancshares (CA) .................        30,000               558,750
 Union Planters Corp. (TN) .............       465,348            20,707,986
 United Security Bancorp.* (WA) ........       190,436             2,666,104
 Univest Corp. (PA) ....................        94,500             2,480,625
 Vail Banks, Inc.* (CO) ................        66,000               660,000
 Valley National Bancorp. (NJ) .........        34,750               927,391
 VRB Bancorp. (OR) .....................       112,804               775,528
 West Coast Bancorp. (OR) ..............       106,708             1,473,904
 Whitney Holding Corp. (LA) ............       146,500             5,420,500
 Wilmington Trust Corp. (DE) ...........        88,000             4,774,000
 Yardville National Bancorp. (NJ) ......       152,400             1,847,850
 Zions Bancorp. (UT) ...................       110,975             6,540,589
                                                                  ----------
                                                                 506,709,385
                                                                 -----------

                                                                     MARKET
ISSUER, DESCRIPTION, STATE               NUMBER OF SHARES            VALUE
--------------------------               ----------------            -----

Thrifts (9.98%)
 Astoria Financial Corp. (NY) ..........       160,955            $5,794,380
 Bank West Financial Corp. (MI) ........       103,000               849,750
 BostonFed Bancorp., Inc. (MA) .........       106,000             1,636,375
 Cameron Financial Corp. (MO) ..........        72,500               897,187
 Charter One Financial, Inc. (OH) ......        35,715               877,250
 Commercial Federal Corp. (NE) .........       129,842             2,548,149
 Dime Bancorp., Inc. (NY) ..............        17,500               312,813
 Dime Community Bancshares., Inc. (NY) .        87,754             1,771,534
 First Defiance Financial Corp. (OH) ...        70,000               813,750
 First Federal Capital Corp. (WI) ......        63,500             1,000,125
 First Keystone Financial, Inc. (PA) ...        37,500               426,563
 GA Financial, Inc. (PA) ...............        65,500               892,438
 Golden State Bancorp., Inc.* (CA) .....        17,500               365,313
 GreenPoint Financial Corp. (NY) .......       607,000            17,299,500
 Guaranty Financial Corp. (VA) .........        30,000               292,500
 Highland Bancorp., Inc. (CA) ..........       156,334             2,911,721
 Hingham Institute for Savings (MA) ....        90,000             1,361,250
 HMN Financial, Inc. (MN) ..............        54,750               663,844
 Independence Community Bank Corp.
  (NY) .................................       200,466             2,393,063
 InterWest Bancorp., Inc. (WA) .........        20,850               385,725
 ISB Financial Corp. (LA) ..............       106,000             1,802,000
 Lawrence Savings Bank (MA) ............        70,000               551,250
 Local Financial Corp. (OK) ............       310,000             2,867,500
 New Hampshire Thrift Bancshares, Inc.
  (NH) .................................        25,000               337,500
 Northwest Equity Corp. (WI) ...........        61,000             1,357,250
 Pamrapo Bancorp., Inc. (NJ) ...........        86,000             1,935,000
 PBOC Holdings, Inc.* (CA) .............        46,500               412,688
 PennFed Financial Services, Inc. (NJ) .       611,000             9,470,500
 People's Bancshares, Inc. (MA) ........        45,000               804,375
 Peoples Heritage Financial Group, Inc.
  (ME) .................................       337,333             6,409,327
 Pittsburgh Home Financial Corp.  (PA) .        90,000             1,170,000
 Quaker City Bancorp., Inc.* (CA) ......        97,500             1,620,937
 Seacoast Financial Services Corp. (MA)         52,357               575,927
 SFC Acquisition Corp.* (AR) (r) .......       150,000             1,706,250
 Southern Missouri Bancorp., Inc. (MO) .        16,000               208,000
 Sovereign Bancorp., Inc. (PA) .........        74,348               655,192
 Sturgis Federal Savings Bank (MI) .....       106,000               715,500
 Superior Financial Corp.* (AR) ........        47,250               537,469
 Teche Holding Co. (LA) ................        70,000             1,001,875
 UCBH Holdings, Inc. (CA) (r) ..........       133,333             2,499,994
 Warren Bancorp., Inc. (MA) ............       159,500             1,405,594
 Washington Mutual, Inc. (WA) ..........       291,875            10,489,258

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================FINANCIAL STATEMENTS================================

             John Hancock Funds - Bank and Thrift Opportunity Fund


                                                                     MARKET
ISSUER, DESCRIPTION, STATE               NUMBER OF SHARES            VALUE
--------------------------               ----------------            -----

Thrifts (continued)
 Wells Financial Corp. (MN).............       122,000            $1,525,000
 WesterFed Financial Corp. (MT) ........       101,162             1,700,786
                                                                  ----------
                                                                  95,252,402
                                                                  ----------

Other (0.71%)
 Capital One Financial Corp. (VA) ......       127,500             6,757,500
 Core Cap, Inc. (Class A)* (NY) (r) ....           500                 8,100
                                                                  ----------
                                                                   6,765,600
                                                                  ----------

WARRANTS (0.28%)
 Golden State Bancorp., Inc.* (CA) .....       255,000             2,661,563
                                                                  ----------

        TOTAL COMMON STOCKS AND WARRANTS
                     (Cost $382,247,201)       (92.48%)          883,006,922
                                              --------           -----------

PREFERRED STOCKS
Banks & Thrifts (0.93%)
 Astoria Financial Corp., Ser B,
  12.00% (NY) ..........................        40,000               980,000
 Chevy Chase Savings, 13.00% (MD) ......        55,000             1,636,250
 First Preferred Capital I, 9.25% (MO) .        50,000             1,262,500
 First Republic Preferred Capital Corp.,
  10.50% (CA) (r) ......................         2,000             1,990,000
 IFC Capital Trust I, 9.25% (IN) .......        40,000             1,020,000
 MVBI Capital Trust, 7.10% ** (MO) .....        40,000               970,000
 Sterling Bancshares Capital Trust I,
  9.28% (TX) ...........................        20,000               495,000
 VBC Capital I, 9.50% (CO) .............        20,000               500,000
                                                                  ----------
                                                                   8,853,750
                                                                  ----------

Other (0.00%)
 Core Cap, Inc., Ser A/I, 10.00% (NY)(r)           500                11,970
                                                                  ----------
                  TOTAL PREFERRED STOCKS
                       (Cost $8,695,000)        (0.93%)            8,865,720
                                               -------            ----------


                                   INTEREST       PAR VALUE         MARKET
ISSUER, DESCRIPTION                  RATE       (000s OMITTED)      VALUE
-------------------                  ----       --------------      -----

BONDS
 BFC Capital Trust I,
  Capital Securities, Ser A,
  01-15-27........................  9.650%           $250          $251,250
 Coastal Bancorp., Inc.,
  Sr Note 06-30-02 ...............  10.000          3,000         2,940,000
 CSBI Capital Trust I,
  Sub Cap Income, Ser A,
  06-06-27 .......................  11.750            770           823,900
 Fidelity Federal Bancorp.,
  Sub Note 06-01-05 ..............  10.000          1,000           900,000
 First Federal Financial Corp.,
  Note 10-01-04 ..................  11.750          2,000         2,020,000
 ML Capital Trust I,
  Capital Securities 03-01-27 ....   9.875          1,000           995,000
 Ocwen Federal Bank,
  Sub Deb 06-15-05 ...............  12.000          1,000           940,000
                                                                -----------
                               TOTAL BONDS
                          (Cost $9,020,000)        (0.93%)        8,870,150
                                                  -------       -----------

SHORT-TERM INVESTMENTS
Certificates of Deposit (0.00%)
 Deposits in Mutual Banks.........                                   65,868
                                                                -----------
Joint Repurchase Agreement (5.78%)
 Investment in a joint repurchase
  agreement transaction with
  SBC Warburg, Inc. - Dated
  10-29-99, due 11-01-99
  (Secured by U.S. Treasury
   Bonds, 8.125% thru 9.875%,
  due 11-15-15 thru
  08-15-21) - Note A .............   5.230         55,166        55,166,000
                                                                -----------

Cash Equivalents (1.44%)
 Navigator Securities Lending
  Prime Portfolio *** ............                 13,760        13,759,973
                                                                -----------
              TOTAL SHORT-TERM INVESTMENTS         (7.22%)       68,991,841
                                                ---------       -----------
                         TOTAL INVESTMENTS       (101.56%)      969,734,633
                                                ---------       -----------
         OTHER ASSETS AND LIABILITIES, NET         (1.56%)      (14,888,603)
                                                ---------       -----------
                          TOTAL NET ASSETS       (100.00%)     $954,846,030
                                                =========      ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================FINANCIAL STATEMENTS================================

             John Hancock Funds - Bank and Thrift Opportunity Fund


NOTES TO SCHEDULE OF INVESTMENTS

  * Non-income producing security.

 ** Floating rate effective October 31, 1999.

*** Represents investment of security lending collateral - Note A.

(r) The securities listed below are direct placement securities and are restricted as to resale. The Fund has limited rights to registration under the Securities Act of 1933 with respect to restricted securities (not including Rule 144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer. Additional information on these restricted securities is as follows:

                                                      MARKET        MARKET
                                                    VALUE AS A      VALUE
                                                    PERCENTAGE      AS OF
                      ACQUISITION    ACQUISITION     OF FUND'S    OCTOBER 31,
                         DATE           COST        NET ASSETS       1999
                      -----------    -----------    ----------    -----------

Core Cap, Inc.
 (Common Stock).......  10-31-97       $10,000         0.00%        $8,100
 (Preferred Stock) ...  10-31-97        12,500         0.00         11,970
East-West Bankcorp ...  06-09-98    10,400,000         1.35     12,870,000
SFC Acquisition Corp.   03-30-98     1,500,000         0.18      1,706,250
UCBH Holdings, Inc. ..  04-16-98     2,000,000         0.26      2,499,994

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

========================NOTES TO FINANCIAL STATEMENTS===========================

             John Hancock Funds - Bank and Thrift Opportunity Fund


NOTE A -

ACCOUNTING POLICIES

The John Hancock Bank and Thrift Opportunity Fund (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940. The Fund's primary investment objective is long-term capital appreciation.

         As authorized by the Board of Trustees, the Fund repurchased four million shares of the Fund in a repurchase program which commenced September 1998 and ran through September 1999.

         Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with the Adviser, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At October 31, 1999, the Fund loaned securities having a market value of $13,547,430 collateralized by cash in the amount of $13,759,973, which was invested in a short-term instrument.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options will be valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

         The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the

========================NOTES TO FINANCIAL STATEMENTS===========================

             John Hancock Funds - Bank and Thrift Opportunity Fund


underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

         The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

         Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk because the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

         At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

         There were no written option transactions for the year ended October 31, 1999.

NOTE B -

MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to 1.15% of the Fund's average weekly net asset value.

         The Fund has also entered into an administrative agreement with the Adviser pursuant to which the Adviser provides certain administrative services on behalf of the Fund. In return, the Fund has agreed to pay a monthly administration fee at an annual rate of 0.25% of the Fund's average weekly net asset value.

         Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Fund through December 31, 1999. The Adviser owns 20,000 shares of beneficial interest of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock Funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -

INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term obligations, during the year ended October 31, 1999, aggregated $47,103,755 and $103,661,486, respectively.

         The cost of investments owned at October 31, 1999 for federal income tax purposes was $468,977,964. Gross unrealized appreciation and depreciation of investments aggregated $503,703,633 and $2,946,965, respectively, resulting in net unrealized appreciation of $500,756,668.

NOTE D -

CAPITAL

During the year ended October 31, 1998, 41,000 shares of the Fund's stock were repurchased from stockholders at an average discount of 10% from net asset value. During the year ended October 31, 1999, 3,959,000 shares of the Fund's stock were repurchased from stockholders at an average discount of 18% from net asset value. These shares were retired and restored to the status of authorized but unissued shares.

========================NOTES TO FINANCIAL STATEMENTS===========================

             John Hancock Funds - Bank and Thrift Opportunity Fund


Note E -

TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended October 31, 1999 is set forth below.


                                                     ACQUISITIONS       DISPOSITIONS
                                       BEGINNING --------------------------------------   ENDING
                                       SHARE      SHARE               SHARE               SHARE     REALIZED    DIVIDEND    ENDING
AFFILIATE                              AMOUNT     AMOUNT     COST     AMOUNT     COST     AMOUNT      GAIN       INCOME     VALUE
---------                              ---------------------------------------------------------------------------------------------

Bank West Financial Corp. (MI)          168,000     -         -       65,000    $461,167  103,000    $138,500   $29,040       -
First Financial Corp. (RI)               84,000   25,000   $318,750      -         -      109,000       -        45,780   $1,396,562
Mahaska Investment Co. (IA)             249,171     -         -       25,000     226,870  224,171     137,742   147,011    3,026,308
MVBI Capital Trust (MO)                  40,000     -         -          -         -       40,000       -        68,886      970,000
Northwest Equity Corp. (WI)              61,000     -         -          -         -       61,000       -        51,850    1,357,250
PennFed Financial Services, Inc. (NJ)   611,000     -         -          -         -      611,000       -        97,760    9,470,500
Pittsburgh Home Financial Corp. (PA)     90,000     -         -          -         -       90,000       -        25,200    1,170,000
Wells Financial Corp. (MN)              122,000     -         -          -         -      122,000       -        91,500    1,525,000
                                                           --------             --------             --------   -------   ----------
                                                           $318,750             $688,037             $276,242  $557,027  $18,915,620
                                                           ========             ========             ========  ========  ===========


NOTE F -

RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1999, the Fund has reclassified amounts to reflect an increase in accumulated net realized gain on investments of $3,378, an increase in undistributed net investment income of $1,289 and a decrease in capital paid-in of $4,667. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1999. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to accounting for book/tax differences for deferred compensation. The calculation of net investment income in the financial highlights excludes these adjustments.

================================================================================

             John Hancock Funds - Bank and Thrift Opportunity Fund


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
John Hancock Bank and Thrift Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Bank and Thrift Opportunity Fund (the "Fund") as of October 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 1999 and 1998, and the financial highlights for each of the years in the five-year period ended October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at October 31, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

/s/DELOITTE & TOUCHE LLP
------------------------

Boston, Massachusetts

December 3, 1999

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund for its fiscal year ended October 31, 1999.

         The Fund designated distributions to shareholders of $14,607,359 as capital gain dividends.

         With respect to distributions paid by the Fund for the fiscal year ended October 31, 1999, 100% of the distributions qualify for the dividends received deduction available for corporations.

         Shareholders will be mailed a 1999 U.S. Treasury Department Form 1099-DIV in January 2000. This will reflect the tax character of all distributions for calendar year 1999.


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             John Hancock Funds - Bank and Thrift Opportunity Fund


INVESTMENT OBJECTIVE AND POLICY

John Hancock Bank and Thrift Opportunity Fund is a closed-end diversified management investment company, shares of which were initially offered to the public on August 23, 1994 and are publicly traded on the New York Stock Exchange. Its investment objective is long-term capital appreciation.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan, (the "Plan"), which offers the opportunity to earn compound yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as agent for holders of Common Shares pursuant to the Plan (the "Plan Agent") unless an election is made to receive cash. Each registered shareholder will receive from the Plan Agent an authorization card to be signed and returned if the shareholder elects to receive distributions from net investment income in cash or elects not to receive capital gains distributions in the form of a shares dividend. The Plan Agent will effect purchases of Common Shares under the Plan in the open market. The Fund will not issue any new shares in connection with the Plan. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as divided disbursing agent. Shareholders whose shares are held in the name of a broker or nominee or shareholders transferring such an account to a new broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

         The Plan Agent serves as agent for the holders of Common Shares in administering the Plan. After the Fund declares a dividend or makes a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The price of the shares will be the average market price at which such shares were purchased by the Plan Agent.

         Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, either a cash payment will be made to the participant for the full value of the Common Shares credited to the account upon instruction by the participant or certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account.

         The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

         In the case of shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan. Shares may be purchased through broker-dealers.

         The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

         Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional Common Shares, and the automatic reinvestment of dividends and capital gain distributions will not relieve participants of any U.S. income tax that may be payable or

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             John Hancock Funds - Bank and Thrift Opportunity Fund


required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

YEAR 2000 COMPLIANCE

The Adviser and the Fund's service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the issuers in which the Fund invests, the Fund's operations or financial markets generally.

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Bank and Thrift Opportunity Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

         State Street Bank and Trust Company
         P.O. Box 8200
         Boston, Massachusetts 02266-8200
         Telephone: (800) 426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETING

On May 5, 1999, the Annual Meeting of the John Hancock Bank and Thrift Opportunity Fund (the "Fund") was held to elect five Trustees, to ratify the action of the Trustees in selecting independent auditors for the Fund and to approve amendments to certain of the Fund's fundamental investment restrictions.

         The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                             FOR                     WITHHELD AUTHORITY
                             ---                     ------------------

Stephen L. Brown          81,299,720                      1,094,610
James F. Carlin           81,303,626                      1,090,704
William H. Cunningham     81,305,067                      1,089,263
Harold R. Hiser, Jr.      81,320,219                      1,074,110
John P. Toolan            81,316,694                      1,077,636

         The shareholders approved a proposal to amend the Fund's investment restriction on issuing senior securities as follows: 38,530,906 FOR, 4,747,288 AGAINST and 1,393,905 ABSTAINING.

         The shareholders approved a restriction on pledging mortgaging or hypothecating assets as follows: 38,410,236 FOR, 4,662,541 AGAINST and 1,599,322 ABSTAINING.

         The shareholders also ratified the Trustees' selection of Deloitte and Touche LLP as the Fund's independent auditors for the fiscal year ending October 31, 1999, with the votes tabulated as follows: 81,199,268 FOR, 708,625 AGAINST and 486,437 ABSTAINING.

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[LOGO] JOHN HANCOCK FUNDS                                   --------------------
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